                                                                     EXHIBIT 99



                      LOCAL FINANCIAL CORPORATION ANNOUNCES
                            STRONG EARNINGS FOR 1999


Local Financial Corporation reported net income before extraordinary item for the year ended December 31, 1999 of $22.2 million or $1.08 basic earnings per share compared to earnings per share of $0.90 for the same period one year ago, an increase of 20%. (Cash earnings for 1999 were $1.15 per share versus $0.96 per share for 1998.) During the year ended December 31, 1999, the Company purchased $4.75 million of Senior Notes which had been issued in connection with the Company's recapitalization in 1997. This move will reduce future interest costs associated with those notes. As a result, there is an extraordinary item charge to income amounting to $257,000 net of tax, which reduces year-to-date net income to $22.0 million or $1.07 basic earnings per share, an increase of 19%. Chairman Edward A. Townsend stated, "We are extremely pleased with Local's performance in 1999 and are confident and excited about the Company's plans for the coming year".


                                                    For Three Months Ended         For Year Ended
                                                          December 31               December 31,
                                                    ----------------------      ----------------------
                                                      1999          1998          1999          1998
                                                    --------      --------      --------      --------
                                                                         (in 000's)
Net Interest Income                                 $ 19,251      $ 16,442      $ 73,511      $ 54,766

Provision for Loan Losses                               (500)         (500)       (2,000)       (1,450)

Other Operating Income                                 4,759         4,623        18,542        14,782
Other Operating Expense                               14,385        12,804        55,177        39,407
                                                    --------      --------      --------      --------

     INCOME BEFORE TAXES AND
       EXTRAORDINARY ITEM                           $  9,125      $  7,761      $ 34,876      $ 28,691

Tax Provision                                          3,299         2,823        12,627        10,254
                                                    --------      --------      --------      --------

    INCOME BEFORE EXTRAORDINARY ITEM                $  5,826      $  4,938      $ 22,249      $ 18,437

Extraordinary Item - Purchase and Retirement of
     Senior Notes, net of tax                            (75)           --          (257)           --
                                                    --------      --------      --------      --------

              NET INCOME                            $  5,751      $  4,938      $ 21,992      $ 18,437
                                                    ========      ========      ========      ========

Basic Earnings per Share Before Extraordinary       $   0.28      $   0.24      $   1.08      $   0.90
                                                    ========      ========      ========      ========
Item

Net Income Basic Earnings per Share                 $   0.28      $   0.24      $   1.07      $   0.90
                                                    ========      ========      ========      ========


Net interest income for the year ended December 31, 1999 was $73.5 million, representing an increase of $18.7 million or 34% over the prior year. Growth in net interest income resulted from the Bank's expanding commercial lending activities as well as the acquisitions of BankSouth Corporation in October 1998 and Green Country Bank in February of 1998. The Company continues to gain market share in commercial lending in Oklahoma. "Our strategy of hiring seasoned loan officers with the ability to move existing loans has paid significant dividends," stated Mr. Townsend.

Local Financial's net loan balances increased by $323 million during 1999 or 23.7%. Non-performing assets for the Company at December 31, 1999 remained a modest 0.44% of outstanding loans. "The primary objective behind our loan growth is asset quality," commented Mr. Townsend.

Noninterest income for the year ended December 31, 1999 totaled $18.5 million, a $3.8 million or 25.4% increase over prior year. Noninterest expense rose $15.8 million year-over-year reflecting an efficiency ratio of 59%.

                                      -End-

For any questions please contact Richard L. Park, (405) 841-2298.

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)

                                                                                 Year ended
                                                                                December 31,
                                                                         ------------------------
                                                                            1999           1998
                                                                         ---------      ---------
INTEREST AND DIVIDEND INCOME:
  Loans                                                                  $ 130,869      $  96,851
  Securities available for sale                                             34,141         41,862
  Federal Home Loan Bank of Topeka and Federal Reserve
      Bank stock                                                             2,215          3,474
  Other investments                                                          1,073          5,017
                                                                         ---------      ---------
Total interest and dividend income                                         168,298        147,204
                                                                         ---------      ---------

INTEREST EXPENSE:
  Deposit accounts                                                          70,576         74,743
  Advances from the Federal Home Loan Bank of Topeka                        14,901          7,547
  Securities sold under agreements to repurchase and other                      --            678
  Notes payable                                                              9,310          9,470
                                                                         ---------      ---------
Total interest expense                                                      94,787         92,438
                                                                         ---------      ---------

Net interest and dividend income                                            73,511         54,766
  Provision for loan losses                                                 (2,000)        (1,450)
                                                                         ---------      ---------
Net interest and dividend income after provision for loan losses            71,511         53,316
                                                                         ---------      ---------

NONINTEREST INCOME:
  Deposit related income                                                    13,606         10,389
  Loan fees and loan service charges                                         2,679          1,737
  Net gains on sale of assets                                                1,201            932
  Other                                                                      1,056          1,724
                                                                         ---------      ---------
Total noninterest income                                                    18,542         14,782
                                                                         ---------      ---------

NONINTEREST EXPENSE:
  Compensation and employee benefits                                        28,193         19,287
  Deposit insurance premiums                                                   898          1,323
  Equipment and data processing                                              5,942          4,276
  Occupancy                                                                  4,033          3,029
  Advertising                                                                1,498          2,080
  Professional fees                                                          2,587          2,142
  Other                                                                     12,026          7,270
                                                                         ---------      ---------
Total noninterest expense                                                   55,177         39,407
                                                                         ---------      ---------

Income before income taxes and extraordinary item                           34,876         28,691

  Provision for income taxes                                                12,627         10,254

                                                                         ---------      ---------
Income before extraordinary item                                            22,249         18,437
                                                                         ---------      ---------

Extraordinary item - purchase and retirement of 11% Senior
  Notes, net of tax                                                           (257)            --

                                                                         ---------      ---------
Net income                                                               $  21,992      $  18,437
                                                                         =========      =========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)


                                                                                  December 31,
                                                                           ----------------------------
                                                                               1999             1998
                                                                           -----------      -----------
ASSETS
Cash and due from banks                                                    $    48,122      $    27,180
Interest bearing deposits with other banks                                       7,700           27,700
Securities available for sale                                                  529,230          570,964
Loans receivable, net of allowance for loan losses of $28,297
   at December 31, 1999 and $27,901 at December 31, 1998                     1,685,550        1,362,272
Federal Home Loan Bank of Topeka stock
   and Federal Reserve Bank stock, at cost                                      24,820           42,693
Premises and equipment, net                                                     31,805           23,959
Assets acquired through foreclosure and repossession, net                          723              693
Intangible assets, net                                                          18,227           17,843
Current income taxes receivable and deferred tax asset, net                     14,217           29,250
Other assets                                                                    21,213           26,425
                                                                           -----------      -----------
           Total assets                                                    $ 2,381,607      $ 2,128,979
                                                                           ===========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits:
     Demand                                                                $   458,824      $   379,796
     Savings                                                                    73,546           74,963
     Time                                                                    1,315,970        1,213,315
                                                                           -----------      -----------
           Total deposits                                                    1,848,340        1,668,074

Advances from the Federal Home Loan Bank of Topeka                             302,035          220,033
Senior notes                                                                    75,250           80,000
Other liabilities                                                               27,688           42,066

                                                                           -----------      -----------
           Total liabilities                                                 2,253,313        2,010,173
                                                                           -----------      -----------

Commitments and contingencies

Stockholders' Equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,537,269 shares issued and 20,537,209 shares outstanding at
      December 31, 1999 and 1998                                                   205              205
   Preferred stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                              --               --
   Additional paid-in capital                                                  206,758          206,758
   Retained earnings                                                            72,189           50,197
   Treasury stock, 60 shares, at cost                                         (151,274)        (149,436)
   Accumulated other comprehensive income                                          416           11,082

                                                                           -----------      -----------
           Total stockholders' equity                                          128,294          118,806
                                                                           -----------      -----------
           Total liabilities and stockholders' equity                      $ 2,381,607      $ 2,128,979
                                                                           ===========      ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS



                                                                      Quarter ended                       Year ended
                                                                       December 31,                      December 31,
                                                            -------------------------------     -------------------------------
                                                                 1999              1998              1999              1998
                                                            -------------     -------------     -------------     -------------

SELECTED FINANCIAL RATIOS

Yield on earning assets                                              8.08 %            7.84 %            7.92 %            7.81 %
Cost of funds                                                        5.01              5.03              4.90              5.24
Interest rate spread                                                 3.07              2.81              3.02              2.57
Net interest margin                                                  3.46              3.20              3.46              2.91
Return on average assets                                             0.98              0.92              0.99              0.93
Return on average equity                                            17.97             16.79             17.65             17.73



PER SHARE DATA

  Income before extraordinary item
    Basic                                                   $        0.28     $        0.24     $        1.08     $        0.90
    Diluted                                                 $        0.28     $        0.24     $        1.08     $        0.89
  Net income
    Basic                                                   $        0.28     $        0.24     $        1.07     $        0.90
    Diluted                                                 $        0.28     $        0.24     $        1.07     $        0.89
Average Shares Outstanding (in thousands)
    Basic                                                          20,537            20,432            20,537            20,432
    Diluted                                                        20,537            20,607            20,537            20,607



                                                                                        December 31,
                                                                              -------------------------------        Percent
                                                                                  1999              1998             Change
                                                                              -------------     -------------     -------------
FINANCIAL CONDITION DATA

Total assets                                                                  $   2,381,607     $   2,128,979              11.9 %
Loans receivable, net                                                             1,685,550         1,362,272              23.7
Securities available for sale                                                       529,230           570,964              (7.3)
Deposits                                                                          1,848,340         1,668,074              10.8
Advances from the Federal Home Loan Bank of Topeka                                  302,035           220,033              37.3
Senior notes                                                                         75,250            80,000              (5.9)
Stockholders' equity                                                                128,294           118,806               8.0
Allowance for loan losses                                                            28,297            27,901               1.4
Book value per share                                                          $        6.25     $        5.78               8.1